EXTENSION OF MANAGEMENT AGREEMENT

     This Extension of Management Agreement dated May 5, 1998 is between Hallwood Petroleum, Inc. ("HPI") and Hallwood Consolidated Resources Corporation ("HCRC").

     Whereas, HPI and HCRC are parties to a Management Agreement dated May 18, 1992, and

     Whereas, the Management Agreement provided that it may be extended for successive one year terms by written agreement of the parties, and

     Whereas, the parties desire to extend the Management Agreement until May 18, 1999,

     Now, therefore, in consideration of the mutual agreements contained herein, the parties agree that the term of the Management Agreement is extended to May 18, 1999.


                                 HALLWOOD PETROLEUM, INC.


                                 By:   /s/Russell P. Meduna
                                          Russell P. Meduna
                                          Executive Vice President


                                 HALLWOOD CONSOLIDATED RESOURCES CORPORATION


                                 By:   /s/William L. Guzzetti
                                          William L. Guzzetti
                                          President